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                                                                     EXHIBIT 1.1






                           SABRE HOLDINGS CORPORATION

                              CLASS A COMMON STOCK

                           (PAR VALUE $.01 PER SHARE)



                             UNDERWRITING AGREEMENT





                                                                   April 4, 2002

Goldman, Sachs & Co.,
Bear Stearns & Co. Inc.,
Banc of America Securities LLC,
Credit Suisse First Boston Corporation,
J.P. Morgan Securities Inc.,
Morgan Stanley & Co. Incorporated,
         As representatives of the several Underwriters
          named in Schedule I hereto,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         Sabre Holdings Corporation (the "Company"), a Delaware corporation, proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 8,200,000 shares (the "Firm Shares") and, at the election of the Underwriters, up to 1,230,000 additional shares (the "Optional Shares") of Class A Common Stock, par value $.01 per share ("Stock"), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

         1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

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                           (i) A registration statement on Form S-3 (File No.
                  333-32106) (the "Initial Registration Statement") in respect of the Stock has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to you and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the registration statement on Form S-3 (File No. 333-84946) increasing the size of the offering (the "Rule 462(b) Registration Statement") has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Stock, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, as amended or supplemented in relation to the Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein as of the date of such filing, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement;

                           (ii) The documents incorporated by reference in the
                  Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make

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                  the statements therein, in light of the circumstances under which they are made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;


                           (iii) The Registration Statement and the Prospectus
                  conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they are made) not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use in the Prospectus as amended or supplemented; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

                           (iv) The consolidated financial statements (including
                  the related notes and supporting schedules) of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented present fairly the consolidated financial condition, results of operations and cash flows of the entities purported to be shown thereby as of the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis through the periods indicated;

                           (v) Neither the Company nor any subsidiary of the
                  Company that is a "significant subsidiary" within the meaning of Rule 1-02(w) of Regulation S-X of the Exchange Act has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with the business of the Company and its subsidiaries taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or

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                  from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, which, in either case, would result in a Material Adverse Effect (as defined below); and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect");

                           (vi) The Company has been duly incorporated, is
                  validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole;

                           (vii) Each subsidiary of the Company that is a
                  "significant subsidiary" within the meaning of Rule 1-02(w) of Regulation S-X of the Exchange Act has been duly formed, is validly existing in good standing under the laws of the jurisdiction of its organization, has the requisite power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole; all of the issued equity interests of each such subsidiary of the Company have been duly and validly authorized and issued and, as to shares of capital stock of any corporation constituting a subsidiary, are fully paid and non-assessable and in each case such equity interests (except for directors' qualifying shares as disclosed in the Registration Statement or the Prospectus) are owned by the Company directly or indirectly through another such subsidiary, free and clear of all liens, encumbrances, equities or claims;

                           (viii) The Company has an authorized capitalization
                  as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus;

                           (ix) The Shares have been duly and validly authorized
                  by the Company and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus as amended or supplemented;

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                           (x) The issuance, sale and delivery of the Shares by
                  the Company, the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions herein contemplated, and the compliance by the Company with the terms of this Agreement do not and will not violate, conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, (A) the Certificate of Incorporation or By-Laws of the Company or any of its subsidiaries, (B) any indenture, mortgage, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their respective properties are subject, or (C) any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties; and no consent, approval, authorization, registration, qualification or order of any government, governmental instrumentality or court, domestic or foreign, is required for valid authorization, issuance, sale and delivery of the Shares, the valid authorization, execution, delivery and performance of this Agreement or the consummation by the Company of the transactions contemplated by this Agreement, except such as are required under the Act, the securities or Blue Sky laws of the various states in the United States or the securities or similar laws of any foreign jurisdiction;

                           (xi) This Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (xii) Neither the Company nor any of its subsidiaries
                  is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such violations and defaults as would not individually or in the aggregate have a Material Adverse Effect on the Company and its subsidiaries taken as a whole;

                           (xiii) The Company and its subsidiaries have good and
                  marketable title in fee simple to all material real property and good title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any material real property and material personal property held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

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                           (xiv) The Company and its subsidiaries own, or
                  possess adequate rights to use, all patents, trademarks, service marks, trade names, copyrights and licenses (including the names, "Sabre", "Travelocity", "Travelocity.com", "TurboSabre", "Direct Connect", "eVoya", "GetThere", "Basic Booking Request", and "eMergo") necessary to conduct their businesses currently and as proposed in the Prospectus to be conducted, and neither the Company nor its subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement or conflict with) asserted rights of others with respect to such patents, trademarks, service marks, tradenames, copyrights or licenses, except for such failures to own or possess and such infringements and conflicts as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole or materially affect the ability of the Company and its subsidiaries to conduct their businesses currently and as proposed in the Prospectus as to be conducted;

                           (xv) Except as described or incorporated by reference
                  in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject which, if determined adversely to the Company or any subsidiary would have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (xvi) Neither the Company nor any of its affiliates
                  does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                           (xvii) The Company is not and, after giving effect to
                  the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                           (xviii) The Company and its subsidiaries (A) are in
                  compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
                  (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect;

                           (xix) There are no costs or liabilities associated
                  with the Company's and its subsdiaries' compliance with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or

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                  approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect;

                           (xx) The statements set forth in the Prospectus under
                  the caption "Description of Class A Common Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly and accurately summarize and describe the matters referred to therein;

                           (xxi) The Company has filed with the Commission a
                  Tender Offer Statement on Schedule TO ("Schedule TO") pursuant to Rule 14d-1 and Rule 13e-3 promulgated by the Commission under the Exchange Act, with respect to the Company's offer to purchase any and all of the outstanding shares of common stock of Travelocity.com Inc. (the "Target") which the Company does not currently own, a copy of which Schedule TO (including the documents required by Item 12 thereof to be filed as exhibits thereto) has heretofore been delivered to you; (ii) the Schedule TO and other tender offer materials, as so filed, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; (iii) any amendment or supplement to the Schedule TO or any further tender offer materials filed, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) except as set forth in the Offer to Purchase filed with the Schedule TO (the "Offer to Purchase"), the Company does not have any knowledge of any material fact or information concerning the Target or any of its subsidiaries, or the operations, assets, condition, financial or otherwise, or prospects of the Target or any of its subsidiaries, which under applicable law is required to be disclosed in the Offer to Purchase and which has not been, or is not being, or will not be, so disclosed in the Offer to Purchase;

                           (xxii) The Shares have been approved for listing on
                  the New York Stock Exchange, subject to official notice of issuance; and

                           (xxiii) Ernst & Young LLP, who reported on the annual
                  consolidated financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

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         2.       Subject to the terms and conditions herein set forth, (a) the
Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $44.50, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Company hereby grants to the Underwriters the right to purchase at their election up to 1,230,000 Optional Shares, at the purchase price per share set forth in clause (a) above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request in writing upon at least two Business Days' prior notice to the Company, shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) to the account specified by the Company to Goldman, Sachs & Co. at least two Business Days in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least one Business Day prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on April 10, 2002, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, but in no event earlier than two nor later than ten Business Days after the giving of such notice, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for


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delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 6 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 6(h) hereof, will be delivered at the offices of Baker Botts L.L.P., 2001 Ross Avenue, Dallas, Texas 75214 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 1:00 p.m., Dallas, Texas time, on the Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5.       (a)      The Company agrees with the Underwriter:

                           (i) To prepare the Prospectus as amended and
                  supplemented in relation to the Shares in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of this Agreement and prior to any Time of Delivery for such Shares which shall be disapproved by you promptly after reasonable notice thereof; to advise you promptly of any such amendment or supplement after any Time of Delivery and furnish you with written and electronic copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, and during such same period to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;


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                           (ii)  Promptly from time to time to take such action
                  as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                           (iii) Prior to 10:00 a.m., New York City time, on the
                  Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus as amended or supplemented in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                           (iv) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the
                  Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with
                  Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                           (v) During the period beginning from the date hereof and continuing to and including the date 90 days after the date hereof, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, Stock, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without prior written consent of Goldman, Sachs & Co.;


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                           (vi)   To use the net proceeds received by it from
                  the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                           (vii) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange;

                           (viii) If the Company elects to rely upon Rule
                  462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

                           (ix) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's corporate logo and its trademarks and servicemarks included in the Prospectus, or any amendments or supplements thereto, for inclusion in electronic copies of such documents appearing on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

         6. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to the Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a)(i) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; at such Time of Delivery no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Baker Botts L.L.P., counsel for the Underwriters, shall have furnished to you such opinion, dated such Time of Delivery, with respect to the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) David A. Schwarte, Executive Vice President and General Counsel of the Company, shall have furnished to you an opinion, dated such Time of Delivery, in form and substance satisfactory to you and your counsel, to the effect that:

                           (i) the Company has been duly incorporated, is validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus as amended or supplemented and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

                           (ii) each subsidiary of the Company that is a "significant subsidiary" within the meaning of Rule 1-02(w) of Regulation S-X of the Exchange Act is validly existing in good standing under the laws of the jurisdiction of its organization, has the requisite power and authority to own its property and to conduct its business as described in the Prospectus as amended or supplemented and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect, and each of GetThere Inc., Sabre Inc., Travelocity Holdings, Inc., Travelocity.com Inc., Travelocity.com LP, Sabre International Inc., and Sabre International Holdings, Inc. has been duly formed;

                           (iii) the Company has an authorized capitalization as
                  set forth in the Prospectus as amended or supplemented, and all of the shares of issued and outstanding Stock have been duly authorized and validly issued and are fully paid and non-assessable;

                           (iv) the Shares have been duly authorized by the Company and, when issued as contemplated by this Agreement, will be validly issued, fully paid and non-assessable; and all corporate action required to be taken for authorization, issue and delivery of the Shares has been validly taken;

                           (v) the issuance, sale and delivery of the Shares being delivered at such Time of Delivery by the Company, the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions herein contemplated, and the compliance by the Company with the terms of this Agreement do not and will not (i) conflict with or result in any violation of any provision of applicable law or the Certificate of Incorporation or By-laws of the Company or,
                  (ii) to the best of such counsel's knowledge, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which it or any of its properties may be bound, or, (iii) to the best of such counsel's knowledge, contravene any judgment, order or decree of any court or governmental body or agency of the United States of America, the State of Texas or the State of Delaware (pursuant to the Delaware General Corporation Law ("DGCL")) having jurisdiction over the Company or any subsidiary, or (iv) require any consent, approval, authorization or order of, or qualification or registration with any court or governmental body or agency of the United States of America, the State of Texas or the State of Delaware (pursuant to the DGCL), for the issuance, sale and delivery of the Shares or the consummation by the Company of the transactions contemplated by this Agreement except such as have been obtained under the Act or such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

                           (vi) after due inquiry, such counsel does not know of any legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject which, if determined adversely to the Company or any subsidiary would have a Material Adverse Effect; and to the best of such counel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

                           (vii) neither the Company nor any of its subsidiaries
                  is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such violations and defaults as would not individually or in the aggregate have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

                  (d) Gibson Dunn & Crutcher LLP, special counsel for the Company, shall have furnished to you an opinion, dated such Time of Delivery, in form and substance satisfactory to you and your counsel, to the effect that:

                           (i) the Registration Statement was declared effective under the Act as of April 18, 2000 and the 462(b) Registration Statement became effective upon filing with the Commission on March 26, 2002; any required filing of the Prospectus as amended or supplemented pursuant to Rule 424(b) of the Securities Act has been made within the time period prescribed by the applicable rules and regulations; and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                           (ii) the Shares have been duly authorized by the Company and, when issued as contemplated by this Agreement, will be validly issued, fully paid and non-assessable; and all corporate action required to be taken for authorization, issue and delivery of the Shares has been validly taken; and the Shares conform to the description thereof in the Prospectus as amended or supplemented;

                           (iii) this Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (iv) the issuance, sale and delivery of the Shares being delivered at such Time of Delivery by the Company, the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions herein contemplated, and the compliance by the Company with the terms of this Agreement do not and will not (i) conflict with or result in any violation of any provision of applicable law or the Certificate of Incorporation or By-laws of the Company or,
                  (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed (including by incorporation by reference) as an exhibit to the Registration Statement or to its Annual Report on Form 10-K for the year ended December 31, 2001, or, to the best of such counsel's knowledge, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument entered into after December 31, 2001 and prior to the date of the giving of this opinion, that would have been filed or required to be filed as an exhibit to such Form 10-K had it been executed on or before December 31, 2001 or, (iii) to the best of such counsel's knowledge, contravene any judgment, order or decree of any court or governmental body or agency of the United States of America, the State of New York, the State of Texas or the State of Delaware (pursuant to DGCL) having jurisdiction over the Company or any subsidiary, or (iv) require any consent, approval, authorization or order of, or qualification or registration with any court or governmental body or agency of the United States of America, the State of Texas, the State of New York or the State of Delaware (pursuant to the DGCL), for the issuance, sale and delivery of the Shares or the consummation by the Company of the transactions contemplated by this Agreement except such as have been obtained under the Act or such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

                           (v) the statements in the Prospectus as amended or supplemented in relation to the Shares, under the captions "Description of Class A Common Stock," "Underwriting" and "Plan of Distribution," to the extent that they constitute matters of law, summaries of legal matters or documents or legal conclusions, have been reviewed by such counsel and fairly and accurately summarize and describe in all materal respects the matters referred to therein;

                           (vi) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended; and

                           (vii) (A) Each document incorporated by reference in
                  the Prospectus as amended or supplemented (except for accounting and financial data (and related notes), statistical data, and the financial statements and schedules included or incorporated by reference therein as to which such counsel need not express any opinion), when it became effective or was filed with the Commission, as the case may be, appear on their face to comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the applicable rules and regulations of the Commission thereunder, and (B) that the Registration Statement and Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (except for accounting and financial data (and related notes), statistical data, and the financial statements and schedules included or incorporated by reference therein as to which such counsel need not express any opinion) appear on their face to comply as to form in all material respects with the Act and the applicable rules and regulations of the Commission thereunder; provided, however, that for purposes of the opinion expressed in this subparagraph (vii), such counsel need not express an opinion as to whether the consent of Goldman, Sachs & Co. is required to be filed as an exhibit to the Registration Statement.

                  In rendering such opinion, such counsel may state that its opinion is limited to the Federal laws of the United States of America, the laws of the states of Texas and New York and the General Corporation Law of the State of Delaware. Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated each Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters, to the effect that (x) such counsel has acted as special counsel to the Company in connection with the preparation of the Prospectus and the Rule 462(b) Registration Statement and during the course of the preparation of the Prospectus, the Registration Statement and the Rule 462(b) Registration Statement, such counsel participated in conferences with representatives of the Company, the Company's corporate counsel, and its accountants and the representatives of the Underwriters and at which conferences the contents of the Prospectus, the Registration Statement and the Rule 462(b) Registration Statement and related matters were discussed, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that:
         (A) the Registration Statement and the Rule 462(b) Registration Statement (except for accounting and financial data (and related notes), statistical data, and the financial statements and schedules included or incorporated by reference therein as to which such counsel need not express any belief) when they became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (except for accounting and financial data (and related notes), statistical data, and the financial statements and schedules included or incorporated by reference therein as to which such counsel need not express any belief) as of its date and as of the date such opinion is delivered contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) any document incorporated by reference in the Prospectus as amended or supplemented

         (except for accounting and financial data (and related notes), statistical data, and the financial statements and schedules included or incorporated by reference therein as to which such counsel need not express any belief) when it was filed contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing opinions and statements may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Rule 462(b) Registration Statement, the Prospectus or any document incorporated by reference therein, and such counsel is not passing upon and such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Rule 462(b) Registration Statement, the Prospectus or any document incorporated by reference therein other than as set forth in (v) above.

                  (e) Ernst & Young LLP shall have furnished to you a letter or letters, dated the date of this Agreement and also the date of each Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex I hereto, with respect to each of the Company and the Target;

                  (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of this Agreement any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), and (ii) since the respective dates as of which information is given in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Shares;

                  (g) On or after the date of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

                  (h) On or after the date of this Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal, State of New York or State of Texas authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement);

                  (i) The Company shall have complied with the provisions of
         Section 5(a)(iii) hereof with respect to the furnishing of prospectuses;

                  (j) The Company shall have furnished or caused to be furnished to you at each Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request;

                  (k) The Underwriters shall have received at or prior to the First Time of Delivery a written undertaking, in form and substance satisfactory to you, from each of the executive officers and directors of the Company listed on Schedule II hereto, not to make any sale or other disposition of Stock or any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock, for a period of 90 days after the date hereof; and

                  (l) The Shares to be sold at each Time of Delivery shall have been duly authorized for listing by the New York Stock Exchange, subject only to official notice of issuance.

         7. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing certificates for the Shares; (vi) the cost and charges of any transfer agent or registrar or dividend disbursing agent; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of the Shares through Goldman, Sachs & Co. expressly for use in the Prospectus as amended or supplemented relating to such Shares.

         (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Shares on the other from the offering of the Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Shares in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Shares and not joint.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other patties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your reasonable opinion may thereby be made necessary. The term "Underwriter"


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

as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 8 hereof, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 7 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         17. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, without the Underwriters imposing any limitation of any kind.

         If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof.

                                           Very truly yours,

                                           SABRE HOLDINGS CORPORATION



                                           By:   /s/ James F. Brashear
                                              -------------------------------
                                               Name:    James F. Brashear
                                               Title:   Corporate Secretary




Accepted as of the date hereof:

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.,
Banc of America Securities LLC,
Credit Suisse First Boston Corporation,
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated


By:   /s/ Goldman, Sachs & Co.
   ----------------------------------
           (Goldman, Sachs & Co.)






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